UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      May 17, 2005

THE CATO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31340	56-0484485

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

8100 Denmark Road, Charlotte, North Carolina	28273-5975

(Address of Principal Executive Offices)	(Zip Code)

(704) 554-8510

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE CATO CORPORATION

Item 2.02. Results of Operations and Financial Condition.

On May 17, 2005, The Cato Corporation issued a press release regarding its financial results for the first quarter ending April 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99.1 – Press Released issued May 17, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CATO CORPORATION

May 19, 2005	/s/ John P. Derham Cato

Date	John P. Derham Cato Chairman, President and Chief Executive Officer

May 19, 2005	/s/ Michael O. Moore

Date	Michael O. Moore Executive Vice President Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Exhibit No.

Press Release issued May 17, 2005	99.1

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